                                                                                                                                                                                                                                                                                      Exhibit 99.2



@NFX

2Q14 Update

... a Story of Continued Execution

July 29, 2014

@NFX is periodically published to keep stockholders aware of current operating activities at Newfield. It may include estimates of expected production volumes, costs and expenses, recent changes to hedging positions and commodity pricing.

NEWFIELD

Table of Contents

All financial and operational data refers to "Continuing Operations"

NEWFIELD

Highlights

- 2Q14 production exceeds guidance mid-point by >1.0 MMBOE
- 2Q14 adjusted net income: $59 MM; 2Q14 cash flow from operations: $336 MM
- Increased 2014 capital investments to ~$1.7 B, reflecting improved drilling pace and acreage adds
- Strong execution in each focus area
- Uinta Basin SXL update
  - See pages 5 – 14
- Signed agreement to sell Granite Wash assets for $588 MM
- On schedule to install Pearl facility (China) in August 2014

2Q14 Production by Product


~45%
~55%
Gas
Liquids

2Q14 NET PRODUCTION (MMBOE)	
Oil	4.54
NGLs	2.02
Gas	5.50
TOTAL	12.1*

NEWFIELD

Production by Area



2014e Total Production:
46.5 – 48.5 MMBOE
~104 MBOEPD
"NEW"
MBOEPD (net)
140
120
100
80
60
40
20
0
Eagle Ford
Williston
Anadarko*
Uinta
1Q13
2Q13
3Q13
4Q13
1Q14
2Q14
3Q14e
4Q14e
1H15e**
2H15e**
2016e**

*Includes SCOOP and STACK; Excludes Granite Wash

** Company plans to update its 2015-16 guidance by early 2015

NEWFIELD

Uinta Basin – What You Need to Know

1. **Significant Resource, Deep Inventory of Oil Prospects**
   - >1 billion barrel net recoverable resource
   - Low-Risk Greater Monument Butte Unit (GMBU) development
   - Emerging, prolific horizontal oil plays in the Central Basin
2. **Recent Central Basin SXLs Show Encouraging Results**
   - Strong 30, 60 & 90-day average production rates
   - Results support type curve forecasts
   - Drilling costs and play economics improving – *Current RORs averaging ~30%*
3. **Proven Operator in the Uinta Basin**
   - "Days to Depth" improving rapidly in Uteland Butte drilling program
4. **Markets for Uinta Crude are Expanding**
   - Refinery expansions underway (+20,000 BOPD by YE 2016)
   - Industry's use of rail transportation increasing

NEWFIELD

The Uinta – A Prolific Basin

- NFX is Utah's largest oil producer
- ~230,000 net acres
  - ~80% average working interest
- Recent new entrants to the basin



UTAH
Altamont / Bluebell
Central Basin
Greater Monument Butte Unit (GMBU)
Green River
Natural Buttes
~10 Miles

NFX BACKGROUND:

- Entered Basin in August 2004
  - Acquired Monument Butte field (GMBU)
- 2010-14: Expanded into the Central Basin, adding >70,000 net acres
- Identified prolific new horizontal oil plays in the Central Basin
- NFX has contracted 41,500 BOPD in firm capacity by YE2016 (includes a recent refinery agreement that added 3,500 BOPD)

NEWFIELD

Central Basin Offers Multiple Stacked Plays



UTAH
Altamont / Bluebell
Central
Greater Monument Butte Unit (GMBU)
Green River
Natural Buttes



CENTRAL BASIN
North
South
~ 1,400' of Oil Saturated Interval
GREEN RIVER
Lower Black Shale
Over-pressured
UTELAND BUTTE
Upper
WASATCH
Middle
Lower
Horizon Tested

	Uteland Butte	Wasatch
Thickness	100 – 200'	900 – 1,200'
Porosity	6 – 20%	3 – 10%

NEWFIELD

Our Recent SXL Wells Show Strong Production Results



UTAH
Altamont / Bluebell
Jorgensen
Ranch
Existing Wells
Perank
Central Basin
Aubrey 2
Close
Green River
Greater
Monument Butte Unit
(GMBU)
Natural Buttes
~10 Miles

- Uteland Butte SXL Wells: Producing (6)
- Wasatch SXL Wells: Producing (2)
- SXL Horizontal Wells: Drilling/Completing (5)

NEWFIELD

Recent SXLs Show Improved Production

- 5 recent SXLs have average IP of >2,100 BOEPD gross
  - Strong 30, 60 & 90-day average rates
- 5 Additional wells drilling / completing
- Current "Best-in-Class" Uteland Butte SXL wells to be drilled & completed for ~$11.2 MM
- Early production performance supports projected type curves

Well Type	# Wells	Avg. Gross IP (24-Hours)	Avg. Gross 30-Day Rate	Avg. Gross 60-Day Rate	Avg. Gross 90-Day Rate
Recent Uteland Butte SXLs (1) "NEW"	3	2,157 BOEPD	1,532 BOEPD	1,323 BOEPD	1,154 BOEPD
Wasatch SXLs (2)	2	2,068 BOEPD	1,428 BOEPD	1,479 BOEPD	1,583 BOEPD
Existing Uteland Butte SXLs	3	1,543 BOEPD	997 BOEPD	818 BOEPD	753 BOEPD
Central Basin Avg. SXL (3) (4)	**8**	**1,905 BOEPD**	**1,273 BOEPD**	**1,151 BOEPD**	**1,025 BOEPD**

(1) 30-day, 60-day and 90-day rates include 2 wells
(2) 90-day rates include 1 well
(3) 30-day rate includes 7 wells
(4) 60-day and 90-day rates include 6 wells

NEWFIELD

Recent Uteland Butte SXLs Outperforming 800 MBOE Type Curve



2,250
2,000
1,750
1,500
1,250
1,000
750
500
250
0
BOEPD
0
30
60
90
120
150
180
210
240
270
300
330
360
Days on Production
Artificial lift
800 MBOE SXL Type Curve
600 MBOE SXL Type Curve
Close
Jorgensen

30-day Avg. = 1,532 BOEPD (90% oil)
60-day Avg. = 1,323 BOEPD (90% oil)
90-day Avg. = 1,154 BOEPD (89% oil)

NEWFIELD

Recent Wasatch SXLs Consistent with Type Curves



BOEPD
2,750
2,500
2,250
2,000
1,750
1,500
1,250
1,000
750
500
250
0
0
30
60
90
120
150
180
210
240
270
300
330
360
Days on Production
1200 MBOE SXL Type Curve
800 MBOE SXL Type Curve
Aubrey
Perank
Artificial lift
30-day Avg.= 1,428 BOEPD (91% oil)
60-day Avg. = 1,479 BOEPD (90% oil)
90-day Avg. = 1,583 BOEPD (90% oil)

NEWFIELD

Achieving Drilling Efficiencies in Uteland Butte

- NFX is a proven operator in the Uinta Basin
- SXLs are reducing completed well costs per lateral foot
- "Days-to-Depth" improving
  - Last 4 wells spud to rig-release averaged: 36 days
  - "Best-in-Class" (BIC) spud to rig-release: 31 days (most recent well)
- Development well cost estimate: $10 – $12 million (gross)
  - Recent BIC well drilled and completed for $11.2 million (gross)



Uteland Butte SXL
Days vs. Depth
(Spud to RR)
50
40
30
20
10
0
2013-14 Avg.
(9 wells)
Average
(last 4 wells)
Best-in-Class

NEWFIELD

~90% Oil Cut in Uinta Generates Superior Revenue



Cumulative 90-Day Production MBOE (gross)
200
150
100
50
0
SCOOP Wet Gas SXL
Uinta SXLs*
Williston On-Anticline SXLs



90-Day Revenue, $MM (gross)**
$6
$5
$4
$3
$2
$1
$0
Uinta SXLs*
SCOOP Wet Gas SXLs
Williston On-Anticline SXLs

*Includes 90-day production average from recent SXL wells

**Assumes $90/Bbl and $4.00/MMbtu

NEWFIELD

Uinta Basin

- 2014e growth forecast to nearly double to 10% YoY
- SXL drilling campaign in Central Basin shows encouraging results
- Assessing high-potential Central Basin plays
- Refinery expansions underway



Uinta Daily Production
Liquids
Gas
BOEPD (net)
30,000
20,000
10,000
0

NET AVG. PRODUCTION (BOEPD)			
	FY2013	2Q14	FY2014e
Liquids	18,140	21,300	20,600
Gas	4,389	4,800	4,200
TOTAL	22,529	26,100	24,800

"NEW"

2014e up 5% over original guidance

NEWFIELD

Anadarko Basin*

- 32% production growth over 1Q14 and ~130% over 2Q13
  - 26% liquids growth over 1Q14 and ~130% over 2Q13
- >100% YoY estimated production growth
- Continued high liquids cut; gas/oil ratios remain consistent with model forecast

Anadarko Daily Production*



50,000
40,000
30,000
20,000
10,000
0
BOEPD (net)
Liquids
Gas

NET AVG. PRODUCTION (BOEPD)			
	FY2013	2Q14	FY2014e
Liquids	10,844	21,500	23,000
Gas	8,842	17,500	17,600
TOTAL	19,686	39,000	40,600

"NEW"

2014e up 3% over original guidance

*Includes SCOOP and STACK; Excludes Granite Wash

NEWFIELD

SCOOP Wet Gas Well Performance

- 28 wells plotted against type curve
  - 6,182' average lateral length
- ***"NEW"*** Yandell development (5 XL wells) averaged 24-HR IP of ~1,300 BOEPD gross (41% oil)

SCOOP Wet Gas Type Curve



1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
BOEPD
Type Curve (5,900')
Actual
0
100
200
300
400
500
600
Days Online

NEWFIELD

SCOOP Oil Well Performance

- 15 wells plotted against type curve
  - 7,720' average lateral length



SCOOP Oil Type Curve
BOEPD
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
0
100
200
300
400
500
600
Days Online
Type Curve (8,900')
Actual

NEWFIELD

STACK Well Performance

- 11 wells plotted against type curve
  - 10,087' average lateral length


STACK Type Curve
BOEPD
800
700
600
500
400
300
200
100
0
0
200
400
600
Days Online
Type Curve (9,000')
Actual

NEWFIELD

Williston Basin

- 21% production growth over 1Q14 and 54% over 2Q13
- YTD SXLs (10,000' laterals) drilled for ~$7.9 MM (including facilities)
  - Full-field development, targeting Middle Bakken and Three-Forks 1
  - Improved efficiencies through pad drilling and optimized completions



Williston Daily Production
Liquids
Gas
BOEPD (net)
20,000
15,000
10,000
5,000
0

NET AVG. PRODUCTION (BOEPD)			
	FY2013	2Q14	FY2014e
Liquids	10,337	14,900	14,500
Gas	1,852	3,200	2,700
TOTAL	12,189	18,100	17,200

"NEW"

2014 up 4% over original guidance

NEWFIELD

Pearl Update – Topsides are Loaded and Ready to Sail

- Completing repairs to Jacket
- Topsides loaded; installation planned in August 2014



NFX's Pearl Facility: *First oil is expected in 4Q14 and production is expected late 2014 / early 2015. (~40,000 BOPD facility capacity, NFX interest 49%)*

YTD Summary of Well Results

Well Type	# Wells	Avg. Gross IP (24-Hours)	Avg. Gross 30-Day Rate	Avg. Gross 60-Day Rate	Avg. Gross 90-Day Rate
Uteland Butte SXL (1)	3	2,157 BOEPD	1,532 BOEPD	1,323 BOEPD	1,154 BOEPD
Wasatch SXL (2)	2	2,068 BOEPD	1,428 BOEPD	1,479 BOEPD	1,583 BOEPD
SCOOP Wet Gas SXL	5	2,006 BOEPD	1,615 BOEPD	1,646 BOEPD	1,550 BOEPD
SCOOP Wet Gas XL (3)	9	1,226 BOEPD	971 BOEPD	939 BOEPD	731 BOEPD
SCOOP Oil	7	1,322 BOEPD	1,025 BOEPD	1,010 BOEPD	977 BOEPD
STACK	2	702 BOEPD	462 BOEPD	506 BOEPD	515 BOEPD
Williston Basin (4) (5)	23	2,290 BOEPD	795 BOEPD	654 BOEPD (5)	583 BOEPD (5)
Eagle Ford SXL (6)	5	911 BOEPD	799 BOEPD	763 BOEPD	734 BOEPD

(1) 30-day, 60-day and 90-day rates include 2 wells
(2) 90 day rates include 1 well
(3) 90-day rate includes 4 wells
(4) Includes 18 Middle Bakken wells and 5 Three Forks wells
(5) 60-day and 90-day rates include 16 wells

NEWFIELD

Production, Cost & Expense Guidance*

	2014e	2Q14	3Q14e
Production:			
Oil (MMBO)	18.1 – 18.7	4.5	4.6 – 4.8
NGLs (MMBbls)	7.6 – 8.1	2.0	2.1 – 2.2
Natural Gas (BCF)	125 – 130	33.1	32
Total (MMBOE)	**46.5 – 48.5**	**12.1**	**12.1 – 12.3**
Total LOE ($MM)	$486	$119	$127
Production & Other Taxes ($MM)**	$125	$29	$36
DD&A Expense ($MM)	$850	$212	$216
General & Administrative (G&A), net ($MM)	$235	$68	$55
Capitalized Internal Costs ($MM)	($156)	($50)	($35)
Interest Expense ($MM)	$205	$51	$51
Capitalized Interest ($MM)	($52)	($13)	($13)

*Production, Costs and Expenses are based on continuing operations and Costs and Expenses are expected to be within 7% of the estimates above

**Table Assumes 1H14 Actual Commodity Prices & Strip Commodity Prices for 2H14

NEWFIELD

Oil Hedging Details as of 07/28/14

	Volume/day	Weighted-Average Price			
Period	Bbls	Swaps	Swaps w/ Short Puts[2]	Collars	Collars w/ Short Puts[1]
3Q 2014	21,000	$89.86	—	—	—
	16,000	—	$75.00/95.16	—	—
	6,000	—	—	—	$75.83/90.83-$102.93
4Q 2014	23,000	$89.94	—	—	—
	16,000	—	$75.00/95.16	—	—
	6,000	—	—	—	$75.83/90.83-$102.93
1Q 2015	24,000	$90.50	—	—	—
	16,500	—	$69.95/90.36	—	—
	2,000	—	—	—	$75.00/90.00-$104.00
2Q 2015	25,000	$90.28	—	—	—
	16,500	—	$69.95/90.07	—	—
	2,000	—	—	—	$75.00/90.00-$104.00
3Q 2015	23,000	$90.30	—	—	—
	19,000	—	$69.40/90.04	—	—
	2,000	—	—	—	$75.00/90.00-$104.00
4Q 2015	17,000	$90.41	—	—	—
	24,500	—	$68.90/90.27	—	—
	2,000	—	—	—	$75.00/90.00-$104.00

[1] Below $75.83 per Bbl in 2014 and below $75.00 in 2015, these contracts effectively result in realized prices that are on average $15.00 per Bbl higher than the cash price that otherwise would have been realized.
[2] Below $75.00 per Bbl for 2014, $69.95 per Bbl for 1Q 2015, $69.95 per Bbl for 2Q 2015, $69.40 per Bbl for 3Q 2015, and $68.90 per Bbl for 4Q 2015, these contracts effectively result in realized prices that are on average $20.16, $20.41, $20.12, $20.64, and $21.37 per Bbl higher, respectively, than the cash price that otherwise would have been realized.

Denotes update

NEWFIELD

Oil Hedging Details as of 07/28/14

	Volume/day	Weighted-Average Price			
Period	Bbls	Swaps	Swaps w/ Short Puts[2]	Collars	Collars w/ Short Puts[1]
1Q 2016	24,000	—	$73.54/90.76	—	—
	17,000	—	—	—	$75.00/90.00-$96.30
2Q 2016	18,000	—	$75.00/91.05	—	—
	19,000	—	—	—	$75.00/90.00-$96.32
3Q 2016	18,000	—	$75.00/91.12	—	—
	16,000	—	—	—	$75.00/90.00-$95.98
4Q 2016	14,000	—	$75.00/91.21	—	—
	16,000	—	—	—	$75.00/90.00-$95.98
1Q 2017	5,000	—	$75.00/91.52	—	—
	13,000	—	—	—	$75.00/90.00-$95.52
2Q 2017	10,000	—	—	—	$75.00/90.00-$95.69

[1] Below $75.00 per Bbl in 2016 and 2017, these contracts effectively result in realized prices that are on average $15.00 per Bbl higher than the cash price that otherwise would have been realized.
[2] Below $73.54 per Bbl for 1Q 2016, $75.00 per Bbl for 2Q 2016 through 1Q 2017, these contracts effectively result in realized prices that are on average $17.22, $16.05, $16.12, $16.21, and $16.52 per Bbl higher, respectively, than the cash price that otherwise would have been realized.

NEWFIELD

Oil Hedging Details as of 07/28/14

The following table details the expected impact to pre-tax income (in millions, except prices) from the settlement of our derivative contracts, outlined on the previous slide, at various NYMEX oil prices.

	Oil Prices				
Period	**$70**	**$80**	**$90**	**$100**	**$110**
3Q 2014	$76	$47	$8	($27)	($65)
4Q 2014	$80	$49	$8	($28)	($69)
1Q 2015	$75	$40	$2	($35)	($72)
2Q 2015	$77	$40	$1	($37)	($76)
3Q 2015	$79	$41	$1	($38)	($78)
4Q 2015	$77	$41	$1	($37)	($76)
1Q 2016	$60	$39	$2	($26)	($63)
2Q 2016	$52	$35	$2	($21)	($55)
3Q 2016	$49	$33	$2	($21)	($52)
4Q 2016	$43	$29	$2	($17)	($45)
1Q 2017	$25	$17	$1	($9)	($25)
2Q 2017	$14	$9	$ -	($4)	($13)

NEWFIELD

Gas Hedging Details as of 07/28/14

	Volume/day	Weighted-Average Price			
Period	MMBtus	Swaps	Swaps w/ Short Puts	Collars	Collars w/ Short Puts
3Q 2014	235,000 65,000	$3.98 —	— —	— $3.75 - $4.62	— —
4Q 2014	235,000 65,000	$3.98 —	— —	— $3.75 - $4.62	— —
1Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
2Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
3Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —
4Q 2015	135,000 105,000	$4.28 —	— —	— $3.93 - $4.74	— —

NEWFIELD

Gas Hedging Details as of 07/28/14

The following table details the expected impact to pre-tax income (in millions, except prices) from the settlement of our derivative contracts, outlined on the previous slide, at various NYMEX gas prices.

	Gas Prices			
Period	**$3**	**$4**	**$5**	**$6**
3Q 2014	$26	$ -	($24)	($52)
4Q 2014	$26	$ -	($24)	($52)
1Q 2015	$24	$3	($11)	($33)
2Q 2015	$25	$3	($12)	($33)
3Q 2015	$25	$3	($12)	($34)
4Q 2015	$25	$3	($12)	($34)

NEWFIELD

Forward Looking Statements and Related Matters

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words "will", "believe", "intend", "plan", "expect" or other similar expressions are intended to identify forward-looking statements. Other than historical facts included in this presentation, all information and statements, such as information regarding planned capital expenditures, estimated reserves, estimated production targets, drilling and development plans, the timing of production, planned capital expenditures, and other plans and objectives for future operations, are forward-looking statements. Although as of the date of this presentation Newfield believes that these expectations are reasonable, this information is based upon assumptions and anticipated results that are subject to numerous uncertainties and risks. Actual results may vary significantly from those anticipated due to many factors, including drilling results, commodity prices, industry conditions, the prices of goods and services, the availability of drilling rigs and other support services, the availability of refining capacity for the crude oil Newfield produces in the Uinta Basin in Utah, the availability of capital resources, labor conditions, severe weather conditions, governmental regulations and other operating risks. Please see Newfield's 2013 Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (SEC) for a discussion of other factors that may cause actual results to vary. Unpredictable or unknown factors not discussed herein or in Newfield's SEC filings could also have material adverse effects on forward-looking statements. Readers are cautioned not to place undo reliance on forward-looking statements, which speak only as of the date of this presentation. Unless legally required, Newfield undertakes no obligation to publicly update or revise any forward-looking statements.

Cautionary Note to Investors – Effective January 1, 2010, the SEC permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC's definitions for such terms. Newfield may use terms in this presentation, such as "resources", "net resources", "net discovered resources", "net risked resources", "net lower-risked captured resources", "net risked captured resources", "gross resources", "gross resource potential", "gross unrisked resource potential", "gross unrisked resources", and similar terms that the SEC's guidelines strictly prohibit in SEC filings. Investors are urged to consider closely the oil and gas disclosures in Newfield's 2013 Annual Report on Form 10-K, available at www.newfield.com, www.sec.gov or by writing Newfield at 4 Waterway Square Place, Suite 100, The Woodlands, Texas 77380 Attn: Investor Relations.

NEWFIELD